                                                                Exhibit 99.13(b)

                                  APPENDIX A

                                                                                         Shareholder
                                        Distribution Fee           Service Fee          Processing Fee
                                          (expressed as           (expressed as         (expressed as
                                          a percentage             a percentage          a percentage
                                        of average daily         of average daily      of average daily
                                          net assets of           net assets of         net assets of
                                          the Portfolio           the Portfolio         the Portfolio
                                         attributable to         attributable to       attributable to
Name of Portfolio     Class of Shares  the specified Class)     the specified Class)  the specified Class)
-----------------     ---------------  --------------------     --------------------  --------------------
Small Cap Value       Institutional                  0%                    0%                    0%
Equity Portfolio      Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Small Cap Growth      Institutional                  0%                    0%                    0%
Equity Portfolio      Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Growth Equity         Institutional                  0%                    0%                    0%
Portfolio             Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Value Equity          Institutional                  0%                    0%                    0%
Portfolio             Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Select Equity         Institutional                  0%                    0%                    0%
Portfolio             BlackRock                      0%                    0%                    0%
                      Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Index Equity          Institutional                  0%                    0%                    0%
Portfolio             Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

International         Institutional                  0%                    0%                    0%
Equity Portfolio      Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

International         Institutional                  0%                    0%                    0%
Emerging              Service                        0%                  .15%                  .15%
Markets Portfolio     Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

                                                                                         Shareholder
                                        Distribution Fee           Service Fee          Processing Fee
                                          (expressed as           (expressed as         (expressed as
                                          a percentage             a percentage          a percentage
                                        of average daily         of average daily      of average daily
                                          net assets of           net assets of         net assets of
                                          the Portfolio           the Portfolio         the Portfolio
                                         attributable to         attributable to       attributable to
Name of Portfolio     Class of Shares  the specified Class)     the specified Class)  the specified Class)
-----------------     ---------------  --------------------     --------------------  --------------------
Balanced              Institutional                  0%                    0%                    0%
Portfolio             Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Low Duration          Institutional                  0%                    0%                    0%
Bond Portfolio        BlackRock                      0%                    0%                    0%
                      Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Intermediate          Institutional                  0%                    0%                    0%
Bond Portfolio        BlackRock                      0%                    0%                    0%
                      Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Intermediate          Institutional                  0%                    0%                    0%
Government Bond       Service                        0%                  .15%                  .15%
Portfolio             Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Government Income     Institutional                  0%                    0%                    0%
Portfolio             Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Core Bond             Institutional                  0%                    0%                    0%
Portfolio             BlackRock                      0%                    0%                    0%
                      Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Managed Income        Institutional                  0%                    0%                    0%
Portfolio             Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

International         Institutional                  0%                    0%                    0%
Bond Portfolio        Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

                                                                                         Shareholder
                                        Distribution Fee           Service Fee          Processing Fee
                                          (expressed as           (expressed as         (expressed as
                                          a percentage             a percentage          a percentage
                                        of average daily         of average daily      of average daily
                                          net assets of           net assets of         net assets of
                                          the Portfolio           the Portfolio         the Portfolio
                                         attributable to         attributable to       attributable to
Name of Portfolio     Class of Shares  the specified Class)     the specified Class)  the specified Class)
-----------------     ---------------  --------------------     --------------------  --------------------
Tax-Free Income       Institutional                  0%                    0%                    0%
Portfolio             Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Pennsylvania          Institutional                  0%                    0%                    0%
Tax-Free              Service                        0%                  .15%                  .15%
Income Portfolio      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

New Jersey Tax-       Institutional                  0%                    0%                    0%
Free Income           Service                        0%                  .15%                  .15%
Portfolio             Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Ohio Tax-Free         Institutional                  0%                    0%                    0%
Income Portfolio      Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Money Market          Institutional                  0%                    0%                    0%
Portfolio             Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%
                      Hilliard Lyons               .10%                  .25%                  .15%

Municipal Money       Institutional                  0%                    0%                    0%
Market Portfolio      Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%
                      Hilliard Lyons               .10%                  .25%                  .15%

Government            Institutional                  0%                    0%                    0%
Money Market          Service                        0%                  .15%                  .15%
Portfolio             Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Ohio Municipal        Institutional                  0%                    0%                    0%
Money Market          Service                        0%                  .15%                  .15%
Portfolio             Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

                                                                                         Shareholder
                                        Distribution Fee           Service Fee          Processing Fee
                                          (expressed as           (expressed as         (expressed as
                                          a percentage             a percentage          a percentage
                                        of average daily         of average daily      of average daily
                                          net assets of           net assets of         net assets of
                                          the Portfolio           the Portfolio         the Portfolio
                                         attributable to         attributable to       attributable to
Name of Portfolio     Class of Shares  the specified Class)     the specified Class)  the specified Class)
-----------------     ---------------  --------------------     --------------------  --------------------
Pennsylvania          Institutional                  0%                    0%                    0%
Municipal Money       Service                        0%                  .15%                  .15%
Market Portfolio      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

North Carolina        Institutional                  0%                    0%                    0%
Municipal             Service                        0%                  .15%                  .15%
Money Market          Investor A                   .10%                  .25%                  .15%
Portfolio             Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

New Jersey            Institutional                  0%                    0%                    0%
Municipal             Service                        0%                  .15%                  .15%
Money Market          Investor A                   .10%                  .25%                  .15%
Portfolio             Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Virginia              Institutional                  0%                    0%                    0%
Municipal             Service                        0%                  .15%                  .15%
Money Market          Investor A                   .10%                  .25%                  .15%
Portfolio             Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Multi-Sector          Institutional                  0%                    0%                    0%
Mortgage
Securities
Portfolio III

Mid-Cap Growth        Institutional                  0%                    0%                    0%
Equity Portfolio      Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Mid-Cap Value         Institutional                  0%                    0%                    0%
Equity Portfolio      Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

International         Institutional                  0%                    0%                    0%
Small Cap             Service                        0%                  .15%                  .15%
Equity Portfolio      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Micro-Cap Equity      Institutional                  0%                    0%                    0%
Portfolio             Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

GNMA Portfolio        Institutional                  0%                    0%                    0%
                      Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Delaware Tax-Free     Institutional                  0%                    0%                    0%
Income                Service                        0%                  .15%                  .15%
Portfolio             Investor A                   .10%                  .25%                  .15%

                                                                                         Shareholder
                                        Distribution Fee           Service Fee          Processing Fee
                                          (expressed as           (expressed as         (expressed as
                                          a percentage             a percentage          a percentage
                                        of average daily         of average daily      of average daily
                                          net assets of           net assets of         net assets of
                                          the Portfolio           the Portfolio         the Portfolio
                                         attributable to         attributable to       attributable to
Name of Portfolio     Class of Shares  the specified Class)     the specified Class)  the specified Class)
-----------------     ---------------  --------------------     --------------------  --------------------
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Kentucky Tax-Free     Institutional                  0%                    0%                    0%
Income Portfolio      Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

High Yield            Institutional                  0%                    0%                    0%
Bond Portfolio        BlackRock                      0%                    0%                    0%
                      Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

BlackRock             Institutional                  0%                    0%                    0%
Strategic
Portfolio I

BlackRock             Institutional                  0%                    0%                    0%
Strategic
Portfolio II

Multi-Sector          Institutional                  0%                    0%                    0%
Mortgage
Securities
Portfolio IV

Global Science        Institutional                  0%                    0%                    0%
and Technology
Portfolio
                      Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

European Equity       Institutional                  0%                    0%                    0%
Portfolio
                      Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Asia Pacific          Institutional                  0%                    0%                    0%
Equity Portfolio
                      Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%
                      Investor C                   .75%                  .25%                  .15%

Core Equity           Institutional                  0%                    0%                    0%
Portfolio

Global                Institutional                  0%                    0%                    0%
Communications
Portfolio
                      Service                        0%                  .15%                  .15%
                      Investor A                   .10%                  .25%                  .15%
                      Investor B                   .75%                  .25%                  .15%

                                                                                         Shareholder
                                        Distribution Fee           Service Fee          Processing Fee
                                          (expressed as           (expressed as         (expressed as
                                          a percentage             a percentage          a percentage
                                        of average daily         of average daily      of average daily
                                          net assets of           net assets of         net assets of
                                          the Portfolio           the Portfolio         the Portfolio
                                         attributable to         attributable to       attributable to
Name of Portfolio     Class of Shares  the specified Class)     the specified Class)  the specified Class)
-----------------     ---------------  --------------------     --------------------  --------------------
                      Investor C                   .75%                  .25%                  .15%

"BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Fund personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

                              Agreed to and accepted as of ________ __, 2000.

                                    BLACKROCK FUNDS

                                    By:_______________________________
                                       Name:
                                       Title: